Leases	12 Months Ended
Dec. 31, 2013
Leases [Abstract]
Leases
Leases
We lease office facilities, sales and service offices, equipment and other properties under operating lease agreements extending from three to eight years. Certain leases require us to pay property taxes, insurance and routine maintenance and include renewal options and escalation clauses. Rental expense was $67 million, $68 million and $78 million in 2013, 2012 and 2011, respectively. Future minimum lease payments under non-cancelable operating leases at December 31, 2013 were as follows:

Years ending December 31,
2014	$55,908
2015	43,089
2016	30,246
2017	21,234
2018	15,660
Thereafter	35,115
Total minimum lease payments	$201,252